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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 21, 2004

                        Commission File Number 333-88577

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


                 TEXAS                                      74-2684967
     (State or other jurisdiction                        (I.R.S. Employer
           of incorporation)                            Identification No.)

           13710 FNB PARKWAY
            OMAHA, NEBRASKA
    (Address of principal executive                         68154-5200
               offices)                                     (Zip Code)


                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)

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         Item 5. Other Events

         The registrant is filing herewith a copy of a press release issued by Northern Border Partners, L.P. announcing the potential sale of CrossCountry Energy which owns Northern Plains Natural Gas Company and Pan Border Gas Company, two of its general partners.

         Item 7. Exhibits

         99.1   Northern Border Partners, L.P. press release dated May 21, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTHERN BORDER PIPELINE COMPANY
                                       By: Northern Plains Natural Gas Company,
                                           Operator

                                           By:  /s/ Jerry L. Peters
                                              ----------------------------------
                                                Jerry L. Peters
                                                Vice President, Finance and
                                                Treasurer


Dated:  May 21, 2004

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                                  Exhibit Index

Exhibit
Number          Description
-------         -----------
 99.1    --     Northern Border Partners, L.P. Press Release dated May 21, 2004.